Entry to a Material Agreement	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
Note 12 - Entry to a Material Agreement

On December 12, 2012, the Company entered into a Share Purchase Agreement in which the Company will acquire all the issued and outstanding shares of NFC Data Inc., a corporation organized under the laws of the British Virgin Islands, such that upon completion of the this transaction, NFC Data Inc. will become a wholly owned subsidiary.

The Share Purchase Agreement provided for the issuance of 30,000,000 common shares at a deemed price of US $0.25 per share, for an aggregate consideration of US $7,500,000.

As at December 31, 2013, the closing did not occur. NFC Data Inc. made a unilateral decision to withdraw from the Share Purchase Agreement, an agreement which the Company fully intended to complete.

The Company is currently exploring all of its legal options and recourse in this matter in all jurisdictions that may be involved.